Exhibit 10.29

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT AS OF JUNE 20,

2008 BETWEEN ZYDUS PHARMACEUTICALS USA, INC., CADILA

HEALTHCARE LIMITED D/B/A ZYDUS CADILA AND KADMON

PHARMACEUTICALS, LLC f/k/a THREE RIVERS PHARMACEUTICALS, LLC

WHEREAS, Zydus Pharmaceuticals USA. Inc. (“Zydus”)(as Seller), Cadila Healthcare Limited d/b/a Zydus Cadila (“Zydus Cadila”) and Kadmon Pharmaceuticals. LLC f/k/a Three Rivers Pharmaceutical, LLC (“Kadmon”)(as Buyer) entered into, inter alia, an Asset Purchase Agreement dated as of June 20, 2008 (the “Asset Purchase Agreement”), and now desire to amend and restate it;

NOW THEREFORE, IT IS HEREBY AGREED that the Asset Purchase Agreement he amended and modified as follows:

1.                                      Section 3.1(b) of the Asset Purchase Agreement is hereby amended and restated prospectively as follows:

(b)                                 after the Closing and calculated beginning as of January 1, 2013 and continuing up through and including August 11, 2025 (the “Term”), a continuing royally payment to be paid on a *** basis equal to *** (the “Royalty Amount”) of Net Sales in the United States (the “Royalties”) from the High Dose Products and the Buyer Dosage Forms (collectively the “Royalty Bearing Products”). From the date of execution of this amendment and forward, the term “Royalty Bearing Products” shall not be construed to extend to High Dose Products and Buyer Dosage Forms which fail to employ 400 mg to 600 mg ribavirin dosage forms.

2.                                      Sections 3.1(b)(i)-(iii) of the Asset Purchase Agreement are deleted;

3.                                      The first sentence of Section 3.1(c) of the Asset Purchase Agreement is hereby amended and restated as follows:

Within thirty (30) days after the beginning of each calendar quarter, Buyer shall calculate and pay to seller the Royalties that arc due on Net Sales received during the just-concluded quarter.

4.                                      Section 3.1(d) is hereby added In the Asset Purchase Agreement as follows:

Kadmon will pay *** (U.S.) to Zydus no later than May 15, 2013 (the “Initial Settlement Payment), which represents the remaining unpaid Royalty Amount that Kadmon agrees that it owes to zydus for the year ending 2012.

5                                         Section 3.1(c) is added It) the Asset Purchase Agreement as follows.

Kadmon shall have the right, but not the obligation, to buy-out any of its remaining Royalty Obligations under Section 3.1(b) of the Asset Purchase Agreement (as amended)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

by making a payment of *** to Zydus, without deductions or credits against any prior Royally payments previously made to Zydus.

6.                                      Section 3.1(f) is added to the Asset Purchase Agreement as follows:

Following the end of the Term on August 11, 2025. Zydus and/or Zydus Cadila will be free to enter the U.S. market with royalty free generics its relate to the Royalty Bearing Products.

7.                                      Section 5.8(a) is added to the Asset Purchase Agreement prospectively as follows:

Zydus’ existing, patent licenses shall remain in full force and effect with respect to Zydus’ 200mg ribavirin tablet (currently marketed by Zydus). On or before June 30. 2013, Kadmon shall transfer the ownership of ANDA *** back to Zydus. Zydus will immediately notify FDA in writing of the discontinuance of the drug product listing for the 400 to 600 mg dosage strengths from the scope of ANDA ***. Zydus covenants not to infringe Patent No. *** including agreeing not to launch a generic of the 400 to 600 mg ribavirin tablet until the end of the initial term (August 11, 2025). During the balance of the Term (through 2025), Zydus will not challenge the validity and/or enforceability of U.S. Patent No. *** unless the same is asserted against Zydus

8.                                      Except to the limited extern expressly modified herein, all conditions and terms of the original Asset Purchase Agreement that are not inconsistent with the above terms will remain in full force and effect.

9.                                      Except as otherwise provided for herein, this Amendment and the Asset Purchase Agreement (as so amended) contain the entire understanding of the Parties concerning its subject matter, is intended to be a full and complete integration of the Patties’ agreement concerning the Amendment.

IN WITNESS WHEREOF the undersigned have caused this first Amendment to the Asset Purchase Agreement to be executed as of March 29, 2013.

ZYDUS PHARMACEUTICALS USA, INC.		CADILA HEALTHCARE LTD.
(as SELLER)		d/b/a ZYDUS CADILA

By:	/s/ [ILLEGIBLE]	By:	/s/ Pankaj Patel
Name:	[ILLEGIBLE]	Name:	Pankaj Patel
Title:	CEO	Title:	Chairman and Managing Director

KADMON PHARMACEUTICALS, LLC			4th April 2013
f/k/a THREE RIVERS PHARMACEUTICAL,
LLC (as BUYER)

By:	/s/ Steven N. Gordon
Name:	Steven N. Gordon
Title:	Executive Vice President and General Counsel